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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               November 7, 2000
                       (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)


          Oklahoma                    1-2572               73-1520922
(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)       Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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               ONEOK, Inc. announced the execution of long-term agreements between ONEOK Gas Transporation, L.L.C. (OGT), a subsidiary of ONEOK, Inc. and Duke Energy North America (DENA). The agreements between OGT and DENA are for OGT to provide natural gas transportation service to DENA's natural gas fueled McClain Energy Facility in Newcastle, Oklahoma.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits
               99.a Press Release issued by ONEOK, Inc. dated November 3, 2000.

                                       2
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 7th day of November 2000.


                                                      ONEOK, Inc.

                                           By:   Jim Kneale
                                                 -----------------------
                                                 Jim Kneale
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX



Exhibit Number    Description
--------------    -----------

      99.a        Press Release dated November 3, 2000